UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report: May 2, 2005

Science Applications International Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-12771	95-3630868
(Commission File Number)	(I.R.S. Employer Identification No.)

10260 Campus Point Drive, San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

(858) 826-6000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 1.01 Entry into a Material Definitive Agreement.

On April 26, 2005, the Compensation Committee of the Board of Directors of Science Applications International Corporation (“SAIC”) established the performance goals and performance targets applicable to SAIC’s Bonus Compensation Plan, as restated July 9, 1999 (the “Bonus Plan”) and to SAIC’s 1999 Stock Incentive Plan (the “Stock Plan”), for cash and stock bonuses that its executive officers are eligible to earn for fiscal year 2006. Target bonuses for executive officers were set as a target amount, which range up to 125% of base salary, depending on the executive officer’s position with SAIC.

For the Chief Executive Officer, Chief Operating Officer, Chief Accounting Officer, Chief Financial Officer and other corporate staff, 80% of the total target award is performance-based and will be based on SAIC’s achievement of established fiscal year 2006 performance goals as follows: 20% will depend on SAIC’s operating cash flow, 15% will depend on SAIC’s revenue, 25% will depend on SAIC’s segment operating income after taxes, 20% will depend on SAIC’s contract awards and 20% will depend on SAIC’s earnings before interest, taxes, depreciation and amortization. The remaining 20% of the total target award is discretionary.

For Group Presidents, a total of 80% of the total target award is performance-based as follows: 1) 25% of the total target award will be based on SAIC’s achievement of established fiscal year 2006 performance goals as follows: 20% will depend on SAIC’s operating cash flow, 15% will depend on SAIC’s revenue, 25% will depend on SAIC’s segment operating income after taxes, 20% will depend on SAIC’s contract awards and 20% will depend on SAIC’s earnings before interest, taxes, depreciation and amortization and 2) 55% of the total target award will be based on the achievement of established fiscal year 2006 performance goals by the applicable SAIC group as follows: 20% will depend on the group’s revenue, 35% will depend on the group’s profit before taxes, 25% will depend on the group’s days working capital (which is a measure of the amount of net operating assets and liabilities carried by the group and serves as an indicator of operating cash flow performance) and 20% will depend on the group’s contract awards. The remaining 20% of the total target award is discretionary.

Actual amounts payable under the Bonus Plan and the Stock Plan can range from 0 to 150% of the target amount, based upon the extent to which performance under each of the foregoing criteria meets, exceeds or is below target.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)	SCIENCE APPLICATIONS
INTERNATIONAL CORPORATION

Date: May 2, 2005	By:	/S/ DOUGLAS E. SCOTT
Douglas E. Scott
	Its:	Senior Vice President
General Counsel and Secretary

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